TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGERS                                         5
      FINANCIAL INFORMATION
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             17
         Statement of Assets and Liabilities                           18
         Statement of Operations                                       19
         Statements of Changes in Net Assets                           20
         Notes to Financial Statements                                 21









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA APPEARS HERE]

--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.



Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW


USAA INCOME STRATEGY FUND

OBJECTIVE: High current return, with reduced risk over time, through an asset allocation strategy that emphasizes income and gives secondary emphasis to long-term growth of capital.

TYPES OF INVESTMENTS: Invests principally in bonds, and to a lesser extent, stocks and money market instruments.

--------------------------------------------------------------------------
                                           5/31/00               5/31/99
--------------------------------------------------------------------------

  Net Assets                             $62.1 Million       $70.6 Million
  Net Asset Value Per Share                 $11.93              $12.17
--------------------------------------------------------------------------
Average Annual Total Returns and 30-Day SEC Yield* as of 5/31/00
--------------------------------------------------------------------------
          1 YEAR       SINCE INCEPTION ON 9/1/95      30-DAY SEC YIELD
            3.96%                 8.81%                      4.48%
--------------------------------------------------------------------------

* CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper General Bond Funds Average for the period of 9/01/95 through 5/31/00. The data points from the graph are as follows:

              USAA Income          Lehman         Lipper
             Strategy Fund         Index          Average
             -------------        -------        --------
09/01/95       $10,000            $10,000        $10,000
11/30/95        10,711             10,382         10,390
05/31/96        10,323             10,262         10,471
11/30/96        11,546             11,012         11,283
05/31/97        11,725             11,115         11,508
11/30/97        12,851             11,844         12,200
05/31/98        13,686             12,328         12,710
11/30/98        14,253             12,963         13,072
05/31/99        14,366             12,865         13,078
11/30/99        14,668             12,958         13,192
05/31/00        14,936             13,136         13,271

DATA SINCE INCEPTION ON 9/1/95 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA INCOME STRATEGY FUND TO THE LEHMAN INDEX AND THE LIPPER AVERAGE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. THE LIPPER GENERAL BOND FUNDS AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL GENERAL BOND FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGERS


[PHOTOGRAPH OF PORTFOLIO MANAGERS FROM LEFT TO RIGHT: DAVID PARSONS, CFA (STOCKS); DIDI WEINBLATT, CFA (ALLOCATION MANAGER AND BONDS); AND PAMELA BLEDSOE NOBLE, CFA (MONEY MARKET INSTRUMENTS) APPEARS HERE.]



FUND  OVERVIEW

For the 12-month period ending May 31, 2000, the USAA Income Strategy Fund had a total return of 3.96%, well above the 1.72% average return for the General Bond Funds category of Lipper Analytical Services and above the 2.11% return for the Lehman Brothers Aggregate Bond Index. Your Fund ranked 10 out of 49 funds in its Lipper category for this time period. Lipper rankings are based on total returns.

The USAA Income Strategy Fund's performance shows the benefits of diversifying a portfolio among different asset classes. Its assets were invested primarily in bonds, but also -- to a lesser extent -- in stocks and money market instruments within a preset target range. During the first part of the fiscal year, interest rates were rising, and bond prices were on a downward trend. But during that period, rising stock prices offset these falling bond prices. This trend reversed in the last few months with rising bond prices offsetting falling stock prices. In addition, bonds provide the potential for a high current return, while stocks provide the potential for long-term capital growth.

BONDS

The Federal Reserve Board (the Fed) is now almost a year into the tightening cycle that began in June 1999. The Fed has now increased the federal funds rate -- the target interest rate on overnight loans between banks -- six times for a total of 1.75%. Interest rates on Treasury bonds started the fiscal year below 6% and rose steadily through mid-January to 6.75%. By mid-January, faced with a large budget surplus, the U.S. government announced a buyback of Treasury bonds. This created strong demand for long-term Treasury bonds, short-term bonds to rise. The result was an INVERTED Treasury yield curve -- a condition where long-term interest rates are lower than those of short-term bonds.

The bonds in the Fund were positioned to take advantage of the rally in longer-term Treasury bonds. Over the last four months, the Fund's long-term Treasuries outperformed most other types of bonds. The Fund's Government National Mortgage Association (GNMA) securities (48% of your Fund) also performed well, benefiting from their being backed by the full faith and credit of the U.S. government.

Since the beginning of the year, yields on corporate bonds have increased relative to those on Treasury bonds. This created a buying opportunity that we used to increase your Fund's corporate bond allocation to 22%.

OUTLOOK FOR BONDS

Our outlook for the bond market continues to depend on Fed policy. After a year of Fed tightening, the economy is beginning to show signs of slowing. Slowing of the current strong economic growth would be good news for the bond market, because it would signal that the tightening cycle might be near its end. This gives us reason to be cautiously optimistic about the course of interest rates.

STOCKS

The equity portion of the Fund had a good fiscal year. The main driver of this performance was technology. Our holdings in Nortel, Dell, Hewlett-Packard, Cisco, Texas Instruments, Intel, Oracle, and Applied Materials far outperformed the market. Our weak performers in the group were Lucent, Microsoft, and America Online. Overall, health care was also a positive contributor to the Fund's performance. Pfizer, Pharmacia, Amgen, Medtronic, and Merck each had a strong year, while Bristol-Myers, Guidant, and American Home were weak. A further area of strength was the financial sector. Bank of New York, Northern Trust, State Street, Wells & Fargo, American Express, Morgan Stanley Dean Witter, Lehman, AIG, and Marsh & McLennan performed well. In contrast, our weak stocks in this sector were Bank One, First Union, National City, J.P. Morgan, Freddie Mac, Schwab, E-Trade, and Franklin Resources.

The two sectors that did not do well were basic materials and telephones. Dow, DuPont, International Paper, AT&T, SBC Communications, and WorldCom were all down for the year.

OUTLOOK FOR STOCKS

As usual, the two main factors driving the stock market up and down are the direction of interest rates and the strength of the economy. The intention of the Fed, at present, is to raise interest rates to that point which slows the economy to a sustainable, noninflationary rate of growth. The danger is that the Fed will raise interest rates so high that the economy is not only slowed but put into reverse. So far, the present chairman of the Fed has proven himself to be a nimble manager of inflation and the economy. We believe he will probably pull off a soft landing again. If so, the stock market may continue to perform well.

MONEY MARKET INSTRUMENTS

Money market instruments are used to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. Commercial paper or U.S. government agency discount notes are the most common investments used for these purposes.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE AND LEHMAN BROTHERS AGGREGATE BOND INDEX DEFINITIONS.

THE 30-YEAR U.S. TREASURY BOND IS GENERALLY CONSIDERED THE BENCHMARK FOR U.S. LONG-TERM INTEREST RATES.



                   -------------------------------------
                           Top 5 Equity Holdings
                            (% of Net Assets)
                   -------------------------------------
                    General Electric Co.             1.2
                    Intel Corp.                      0.7
                    Lucent Technologies, Inc.        0.7
                    Microsoft Corp.                  0.7
                    Pfizer, Inc.                     0.7
                   -------------------------------------



                               ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA Income Strategy Fund to be:

U.S.  Government & Agency  Issues  53.5%;  Corporate  Bonds 21.7%;  and Stocks -
24.0%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY OR MAY NOT EQUAL 100%.




SEE PAGE 10 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS









DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.


                     Ordinary income *              $ .64
                     Long-term capital gains          .07
                                                    -----
                        Total                       $ .71
                                                    =====

5.4% of ordinary income distributions qualify for deduction by corporations.



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT



KPMG



The Shareholders and Board of Trustees

USAA INCOME STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Strategy Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP



San Antonio, Texas
July 7, 2000









USAA INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000

                                                                  MARKET
   NUMBER                                                         VALUE
  OF SHARES                     SECURITY                          (000)
------------------------------------------------------------------------

                               STOCKS (24.0%)

            ADVERTISING/MARKETING (0.1%)
      500   Omnicom Group, Inc.                                   $   42
------------------------------------------------------------------------
            AEROSPACE/DEFENSE (0.1%)
    1,900   Boeing Co.                                                74
------------------------------------------------------------------------
            AIR FREIGHT (0.2%)
    1,800   United Parcel Service "B"                                108
------------------------------------------------------------------------
            AIRLINES (0.1%)
    2,500   Southwest Airlines Co.                                    48
------------------------------------------------------------------------
            ALUMINUM (0.1%)
    1,400   Alcoa, Inc.                                               82
------------------------------------------------------------------------
            AUTOMOBILES (0.2%)
      900   DaimlerChrysler AG                                        48
    1,500   Ford Motor Co.                                            73
      376   General Motors Corp.                                      27
------------------------------------------------------------------------
                                                                     148
------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (0.9%)
    1,500   Bank Of New York Co., Inc.                                70
    2,200   Bank One Corp.                                            73
      600   Fifth Third Bancorp                                       41
    1,100   Fleet Boston Financial Corp.                              42
    1,100   Mellon Financial Corp.                                    42
      900   Northern Trust Corp.                                      59
      400   State Street Corp.                                        45
    3,600   Wells & Fargo Co.                                        163
------------------------------------------------------------------------
                                                                     535
------------------------------------------------------------------------
            BANKS - MONEY CENTER (0.6%)
    2,700   Bank of America Corp.                                    150
    1,200   Chase Manhattan Corp.                                     89
    1,000   J. P. Morgan & Co., Inc.                                 129
------------------------------------------------------------------------
                                                                     368
------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.2%)
    1,700   Anheuser-Busch Companies, Inc.                           132
------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.6%)
    5,600   Coca-Cola Co.                                            299
    2,300   PepsiCo, Inc.                                             94
------------------------------------------------------------------------
                                                                     393
------------------------------------------------------------------------
            BIOTECHNOLOGY (0.1%)
    1,500   Amgen, Inc.*                                              95
------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (0.0%)(b)
      132   General Motors Corp. "H"                                  13
------------------------------------------------------------------------
            CHEMICALS (0.4%)
      500   Dow Chemical Co.                                          53
    3,300   Du Pont (E. I.) De Nemours & Co.                         162
    1,000   Rohm & Haas Co.                                           34
------------------------------------------------------------------------
                                                                     249
------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (1.2%)
    7,200   Lucent Technologies, Inc.                                413
    1,100   Motorola, Inc.                                           103
    2,800   Nortel Networks Corp.                                    152
    1,400   Tellabs, Inc.*                                            91
------------------------------------------------------------------------
                                                                     759
------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.3%)
    2,500   Compaq Computer Corp.                                     66
    2,700   Dell Computer Corp.*                                     116
      900   Gateway 2000, Inc.*                                       44
    1,000   Hewlett-Packard Co.                                      120
    2,700   IBM Corp.                                                290
    2,200   Sun Microsystems, Inc.*                                  169
------------------------------------------------------------------------
                                                                     805
------------------------------------------------------------------------
            COMPUTER - NETWORKING (0.5%)
    5,500   Cisco Systems, Inc.*                                     313
------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (0.2%)
    1,300   EMC Corp.*                                               151
------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (1.6%)
    3,000   America Online, Inc.*                                    159
      600   BMC Software, Inc.*                                       26
    2,100   Computer Associates International, Inc.                  108
    6,800   Microsoft Corp.*                                         426
    3,600   Oracle Corp.*                                            259
------------------------------------------------------------------------
                                                                     978
------------------------------------------------------------------------
            DISTRIBUTIONS - FOOD/HEALTH (0.1%)
      900   Sysco Corp.                                               38
------------------------------------------------------------------------
            DRUGS (2.0%)
    1,800   Eli Lilly & Co.                                          137
    4,200   Merck & Co., Inc.                                        313
    9,100   Pfizer, Inc.                                             405
    3,151   Pharmacia Corp.                                          164
    4,600   Schering-Plough Corp.                                    223
------------------------------------------------------------------------
                                                                   1,242
------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (1.3%)
   14,100   General Electric Co.                                     742
    1,800   Honeywell International, Inc.                             98
------------------------------------------------------------------------
                                                                     840
------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (1.1%)
    3,700   Intel Corp.                                              461
      400   Micron Technology, Inc.*                                  28
    2,600   Texas Instruments, Inc.                                  188
------------------------------------------------------------------------
                                                                     677
------------------------------------------------------------------------
            ENTERTAINMENT (0.7%)
    1,400   Time Warner, Inc.                                        111
    2,004   Viacom, Inc.*                                            124
    4,300   Walt Disney Co.                                          181
------------------------------------------------------------------------
                                                                     416
------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.1%)
    1,000   Applied Materials, Inc.*                                  84
------------------------------------------------------------------------
            FINANCE - CONSUMER (0.0%)(b)
      700   Household International, Inc.                             33
------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (1.3%)
    2,400   American Express Co.                                     129
      500   American General Corp.                                    32
    1,300   Associates First Capital Corp. "A"                        36
    5,300   Citigroup, Inc.                                          329
    3,600   Freddie Mac                                              160
    1,900   Morgan Stanley Dean Witter & Co.                         137
------------------------------------------------------------------------
                                                                     823
------------------------------------------------------------------------
            FOODS (0.5%)
      800   Bestfoods                                                 52
    2,200   ConAgra, Inc.                                             51
    1,000   H.J. Heinz Co.                                            39
      500   Hershey Foods Corp.                                       26
      400   Quaker Oats Co.                                           29
    2,500   Unilever N.V. - New York Shares                          127
------------------------------------------------------------------------
                                                                     324
------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (1.2%)
    3,400   American Home Products Corp.                             183
    4,600   Bristol-Myers Squibb Co.                                 253
    3,400   Johnson & Johnson, Inc.                                  305
------------------------------------------------------------------------
                                                                     741
------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.8%)
    2,600   Colgate-Palmolive Co.                                    137
    1,300   Kimberly-Clark Corp.                                      79
    3,900   Procter & Gamble Co.                                     259
------------------------------------------------------------------------
                                                                     475
------------------------------------------------------------------------
            INSURANCE BROKERS (0.1%)
      500   Marsh & McLennan Cos., Inc.                               55
------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (0.4%)
    2,512   American International Group, Inc.                       283
------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.3%)
    1,650   Charles Schwab Corp.                                      47
    1,100   E-Trade Group, Inc.*                                      17
      300   Lehman Brothers Holdings, Inc.                            23
      900   Merrill Lynch & Co., Inc.                                 89
------------------------------------------------------------------------
                                                                     176
------------------------------------------------------------------------
            INVESTMENT MANAGEMENT (0.1%)
      800   Franklin Resources, Inc.                                  24
      600   T. Rowe Price Associates, Inc.                            23
------------------------------------------------------------------------
                                                                      47
------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.1%)
    1,100   Caterpillar, Inc.                                         42
------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (0.6%)
      600   Illinois Tool Works, Inc.                                 35
      800   Minnesota Mining & Manufacturing Co.                      69
    4,000   Tyco International Ltd.                                  188
    1,200   United Technologies Corp.                                 72
------------------------------------------------------------------------
                                                                     364
------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.3%)
    1,000   Guidant Corp.*                                            50
    2,300   Medtronic, Inc.                                          119
------------------------------------------------------------------------
                                                                     169
------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (0.9%)
    3,948   Exxon Mobil Corp.                                        329
    3,800   Texaco, Inc.                                             218
------------------------------------------------------------------------
                                                                     547
------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.2%)
    1,700   Schlumberger Ltd.                                        125
------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.1%)
    1,800   Unocal Corp.                                              69
------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (0.1%)
    1,200   International Paper Co.                                   42
      600   Weyerhaeuser Co.                                          30
------------------------------------------------------------------------
                                                                      72
------------------------------------------------------------------------
            PERSONAL CARE (0.1%)
    2,500   Gillette Co.                                              83
------------------------------------------------------------------------
            PHOTOGRAPHY - IMAGING (0.2%)
    3,900   Xerox Corp.                                              106
------------------------------------------------------------------------
            PUBLISHING/NEWSPAPERS (0.1%)
      400   Gannett, Inc.                                             26
      700   Tribune Co.                                               27
------------------------------------------------------------------------
                                                                      53
------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (0.2%)
    3,050   Home Depot, Inc.                                         149
------------------------------------------------------------------------
            RETAIL - COMPUTERS & ELECTRONICS (0.1%)
      700   Best Buy Co., Inc.*                                       45
------------------------------------------------------------------------
            RETAIL - DEPARTMENT STORES (0.1%)
    1,000   Kohls Corp.*                                              52
------------------------------------------------------------------------
            RETAIL - FOOD (0.1%)
    1,000   Safeway, Inc.*                                            46
------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (0.6%)
    1,000   Target Corp.                                              63
    5,800   Wal-Mart Stores, Inc.                                    334
------------------------------------------------------------------------
                                                                     397
------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (0.1%)
    1,200   Gap, Inc.                                                 42
------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.1%)
    1,400   AT&T Wireless Group*                                      40
      400   NEXTEL Communications, Inc.*                              37
------------------------------------------------------------------------
                                                                      77
------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.7%)
    4,000   AT&T Corp.                                               139
    2,200   Qwest Communications International, Inc.*                 93
    5,100   Worldcom, Inc.*                                          192
------------------------------------------------------------------------
                                                                     424
------------------------------------------------------------------------
            TELEPHONES (0.9%)
    2,200   Bell Atlantic Corp.                                      116
    2,500   BellSouth Corp.                                          117
    2,000   GTE Corp.                                                126
    4,042   SBC Communications, Inc.                                 177
------------------------------------------------------------------------
                                                                     536
------------------------------------------------------------------------
            Total Stocks (cost: $11,846)                          14,945
------------------------------------------------------------------------



PRINCIPAL                                                        MARKET
 AMOUNT                                       COUPON              VALUE
 (000)           SECURITY                      RATE    MATURITY   (000)
------------------------------------------------------------------------

                           DEBT INSTRUMENTS (75.2%)

         U.S. GOVERNMENT & AGENCY ISSUES (53.5%)
$   57   Government National Mortgage Assn.    7.00%  3/15/2026  $    54
 1,144   Government National Mortgage Assn.    7.00   3/15/2026    1,100
    56   Government National Mortgage Assn.    7.50   8/15/2026       55
   733   Government National Mortgage Assn.    7.50  11/15/2026      722
   175   Government National Mortgage Assn.    7.00   2/15/2027      169
   297   Government National Mortgage Assn.    7.50   5/15/2027      292
 1,754   Government National Mortgage Assn.    7.50   6/15/2027    1,725
   464   Government National Mortgage Assn.    6.00   9/15/2028      422
 9,292   Government National Mortgage Assn.    6.00   1/15/2029    8,439
 2,137   Government National Mortgage Assn.    6.00   1/15/2029    1,941
 6,825   Government National Mortgage Assn.    6.00   1/15/2029    6,199
 3,785   Government National Mortgage Assn.    7.00   6/15/2029    3,634
 4,903   Government National Mortgage Assn.    8.00   2/15/2030    4,916
 4,090   U.S. Treasury Bonds                   5.25   1/15/2028    3,560
------------------------------------------------------------------------
         Total U.S. Government and Agency Issues (cost: $35,037)  33,228
------------------------------------------------------------------------
         CORPORATE BONDS(21.7%)
   500   Central Power & Light Co.             6.63   7/01/2005      470
   500   Citicorp                              6.38   1/15/2006      465
 1,400   Exxon Mobil Corp.                     6.15   7/02/2008    1,342
 1,000   Finova Capital Corp., MTN             6.00   1/07/2004      822
   500   Ford Motor Credit Co.                 6.13   1/09/2006      456
   175   Household Finance Corp.               6.88   3/01/2007      162
   500   Hydro-Quebec (Canada)                 6.98   2/28/2005      486
 3,000   Osprey Trust, Osprey I, Inc.,
            Senior Notes(a)                    8.31   1/15/2003    2,985
   500   Pacific Bell                          5.88   2/15/2006      464
 1,000   Phillips Petroleum Co.                8.75   5/25/2010    1,024
   500   Sara Lee Corp.                        6.30  11/07/2005      469
 2,000   Service Master Co.                    8.45   4/15/2005    1,965
 2,000   Washington Mutual, Inc.               8.25   4/01/2010    1,936
   500   Waste Management, Inc.                7.00  10/15/2006      432
------------------------------------------------------------------------
         Total Corporate Bonds (cost: $13,915)                    13,478
------------------------------------------------------------------------
         Total Investments (cost: $60,798)                       $61,651
========================================================================









USAA INCOME STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 1.5% of net assets at May 31, 2000.


SPECIFIC NOTES

(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.

(b) Represents less than 0.1% of net assets.

* Non-income producing security.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000






ASSETS
   Investments in securities, at market value
    (identified cost of $60,798)                                      $61,651
   Cash                                                                    78
   Receivables:
      Capital shares sold                                                   4
      Dividends and interest                                              463
                                                                      -------
         Total assets                                                  62,196
                                                                      -------


LIABILITIES
   Capital shares redeemed                                                 10
   USAA Investment Management Company                                      26
   USAA Transfer Agency Company                                             9
   Accounts payable and accrued expenses                                   28
                                                                      -------
         Total liabilities                                                 73
                                                                      -------

            Net assets applicable to capital shares outstanding       $62,123
                                                                      =======

REPRESENTED BY:
   Paid-in capital                                                    $60,420
   Accumulated undistributed net investment income                        527
   Accumulated net realized gain on investments                           323
   Net unrealized appreciation of investments                             853
                                                                      -------
            Net assets applicable to capital shares outstanding       $62,123
                                                                      =======
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                      5,209
                                                                      =======
   Net asset value, redemption price, and offering price per share    $ 11.93
                                                                      =======



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000




Net investment income:
   Income:
      Dividends                                                       $  167
      Interest                                                         3,451
                                                                      ------
         Total income                                                  3,618
                                                                      ------
   Expenses:
      Management fees                                                    339
      Transfer agent's fees                                              169
      Custodian's fees                                                    63
      Postage                                                             34
      Shareholder reporting fees                                          13
      Trustees' fees                                                       3
      Registration fees                                                   38
      Professional fees                                                   24
      Other                                                                2
                                                                      ------
         Total expenses                                                  685
                                                                      ------
            Net investment income                                      2,933
                                                                      ------
Net realized and unrealized gain (loss) on investments:
      Net realized gain on investments                                   491
      Change in net unrealized appreciation/depreciation of
            investments                                                 (821)
                                                                      ------
            Net realized and unrealized loss                            (330)
                                                                      ------
Increase in net assets resulting from operations                      $2,603
                                                                      ======



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

YEARS ENDED MAY 31,



                                                           2000          1999
                                                         ---------------------

From operations:
   Net investment income                                 $ 2,933       $ 2,268
   Net realized gain on investments                          491         1,284
   Change in net unrealized appreciation/depreciation
      of investments                                        (821)         (971)
                                                         ---------------------
      Increase in net assets resulting from operations     2,603         2,581
                                                         ---------------------
Distributions to shareholders from:
   Net investment income                                  (2,911)       (2,040)
                                                         ---------------------
   Net realized gains                                     (1,165)         (427)
                                                         ---------------------
From capital share transactions:
   Proceeds from shares sold                              19,311        51,130
   Reinvested dividends                                    3,621         2,083
   Cost of shares redeemed                               (29,925)      (21,899)
                                                         ---------------------
      (Decrease) increase in net assets
         from capital share transactions                  (6,993)       31,314
                                                         ---------------------
Net (decrease) increase in net assets                     (8,466)       31,428
Net assets:
   Beginning of period                                    70,589        39,161
                                                         ---------------------
   End of period                                         $62,123       $70,589
                                                         =====================
Accumulated undistributed net investment income:
   End of period                                         $   527       $   505
                                                         =====================
Change in shares outstanding:
   Shares sold                                             1,615         4,175
   Shares issued for dividends reinvested                    303           170
   Shares redeemed                                        (2,510)       (1,777)
                                                         ---------------------
      (Decrease) increase in shares outstanding             (592)        2,568
                                                         =====================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Income Strategy Fund (the Fund). The Fund's investment objective is to seek a high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets mostly in bonds, and to a lesser extent, stocks and money market instruments.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2000, were $40,998,000 and $49,273,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, was $3,669,000 and $2,816,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-effort basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 2000, was $2,000.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 2000, the Association and its affiliates owned 303,000 shares (5.8%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      NINE-MONTH
                                                                     PERIOD ENDED
                                           YEAR ENDED MAY 31,           MAY 31,
                             ----------------------------------------------------
                                2000      1999       1998       1997      1996*
                             ----------------------------------------------------
Net asset value at
   beginning of period        $ 12.17   $ 12.11    $ 10.84    $ 10.06   $ 10.00
Net investment income             .53       .44        .46        .50       .39(b)
Net realized and
   unrealized gain (loss)        (.06)      .16       1.31        .83      (.06)
Distributions from net
   investment income             (.51)     (.44)      (.46)      (.50)     (.22)
Distributions of realized
   capital gains                 (.20)     (.10)      (.04)      (.05)     (.05)
                             ----------------------------------------------------
Net asset value at
   end of period              $ 11.93   $ 12.17    $ 12.11    $ 10.84   $ 10.06
                             ====================================================
Total return (%) **              3.96      4.97      16.72      13.59      3.23
Net assets at
   end of period (000)        $62,123   $70,589    $39,161    $13,878   $12,173
Ratio of expenses to
   average net assets (%)        1.01       .97       1.00       1.00      1.00(a)
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)             N/A       N/A       1.21       1.51      1.78(a)
Ratio of net investment
   income to average
   net assets (%)                4.32      3.83       4.35       4.80      4.71(a)
Portfolio turnover (%)          61.08    117.12       7.15      64.71     78.60



 *  Fund  commenced  operations  September  1,  1995.
** Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.





TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777